UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2018

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, 39th Floor,  Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

(713)  574-1880

(Registrant’s Telephone Number, Including Area Code)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 23, 2018, NextDecade Corporation (the “Company”) and certain funds managed by BlackRock entered into a Series B Convertible Preferred Stock Purchase Agreement (the “Series B Convertible Preferred Stock Purchase Agreement”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, an aggregate of $29.055 million of the Company’s Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”), together with associated Warrants.  As previously reported, the issuance of the Series B Convertible Preferred Stock (and the associated Warrants) pursuant to the Series B Convertible Preferred Stock Purchase Agreement, among other proposals, was subject to approval by the Company’s stockholders.

On September 25, 2018, the Company held a special meeting of its stockholders (the “Special Meeting”).  The matters voted upon and the results of the voting at the Special Meeting were as follows:

Proposal Number One:  To approve the issuance of $29.055 million of Series B Convertible Preferred Stock pursuant to the Series B Convertible Preferred Stock Purchase Agreement.

For	Against	Withhold/Abstain
106,024,058	14,033	200

Proposal Number Two:  To authorize the Company to issue up to an additional $20.945 million of Series B Convertible Preferred Stock on the same or more favorable terms to the Company as the Series B Convertible Preferred Stock issued pursuant to the Series B Convertible Preferred Stock Purchase Agreement.

For	Against	Withhold/Abstain
106,023,488	14,033	770

Proposal Number Three:  To authorize the Company to grant each holder of Series A Convertible Preferred Stock the right to purchase its pro rata share (with respect to such stockholder’s proportion of outstanding Series A Convertible Preferred Stock and Series B Convertible Preferred Stock) of any future issuance of Series C Convertible Preferred Stock.

For	Against	Withhold/Abstain
106,014,058	24,033	200

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2018

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel